

Aerkomm Inc.
(Nevada)
100%
Aerkomm Taiwan Inc.
(Taiwan)
100%
Aircom Pacific, Inc.
(California)
100%
Beijing Yatai
Communication Co., Ltd.
(China)
100%
Aircom Pacific Inc.
Limited
(Hong Kong)
100%
Aircom Telecom
LLC
(Taiwan)
100%
Aircom Japan, Inc.
(Japan)
100%
Aircom Pacific Ltd.
(Seychelles)
100%
Aerkomm Pacific
Ltd.
(Malta)